UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2014

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

Effective December 30, 2014, Tecnoglass Inc. (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accountants and engaged PricewaterhouseCoopers LLP (“PWC”) as its new independent registered public accountants. The decision was approved by the Audit Committee of the Company.

Marcum’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, the Company’s management and board of directors identified certain matters that constituted material weaknesses in the Company’s internal control over financial reporting, and such weaknesses were advised by Marcum.

During the Company’s most recent fiscal year ended December 31, 2013 and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements within the meaning of Item 304(a) of Regulation S-K, with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements of the Company.

Except for the material weaknesses in the Company’s internal control over financial reporting as described above, during the most recent fiscal year ended December 31, 2013 and the subsequent interim period preceding Marcum’s dismissal, there were no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K. The Company requested Marcum to furnish a letter addressed to the Commission, attached hereto as Exhibit 16, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

During the two most recent fiscal years and the interim period preceding the engagement of PWC, the Company has not consulted with PWC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

16	Letter from Marcum LLP.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2015

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name: Jose M. Daes
Title: Chief Executive Officer

3